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                                                                   EXHIBIT 10.11

The following officers have executed Deferred Compensation Agreements, a form of which follows, with Carmike Cinemas, Inc. as of the dates indicated below:

Officer                       Date Executed
-------                       -------------
Michael W. Patrick            April 16, 1990
Martin A. Durant              July 16, 1999
Fred W. VanNoy                April 16, 1990
Anthony J. Rhead              April 16, 1990
Lee Champion                  June 30, 1998
H. Madison Shirley            April 16, 1990

                         DEFERRED COMPENSATION AGREEMENT

          This Agreement, made and entered as of the ______ day of _______, by and between CARMIKE CINEMAS, INC., a Delaware corporation with its principal office in Columbus, Georgia (the "Employer"), and ______________, a resident of ______________, (the "Employee").

                                   WITNESSETH:

          WHEREAS, Employee is a valued executive employee of Employer; and

          WHEREAS, Employer wishes to aid Employee in providing for his retirement and to provide benefits upon Employee's death or disability; and

          WHEREAS, Employer will provide these benefits to Employee in accordance with the terms and provisions of this Deferred Compensation Agreement (the "Agreement") and a related trust to be contemporaneously established (the "Trust") the terms of which are hereinafter described; and

          WHEREAS, it is intended that this Agreement and related Trust shall qualify as a "top hat" plan for key employees; and

          WHEREAS, it is intended that payments by Employer under this Agreement to the Trust shall, for federal and state income tax purposes, be included in Employee's income and deducted by Employer in the year paid.

          NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties hereto agree as follows:

          I. DEFERRED COMPENSATION.

               (a) Contributions. Upon the execution of this Agreement and the Trust, Employer shall pay _________ DOLLARS ($ __________ ) to the Trust for the use and benefit of Employee, as more specifically described in the Trust. In addition, for the calendar quarter beginning _______________, and within forty-five (45) days following the end of each succeeding calendar quarter during which Employee shall be employed by Employer for the entire calendar quarter, but subject to termination as described in paragraph (b) of this
Article I or Article IV, Employer shall make payments equal to ten percent (10%) of Employee's taxable compensation for such calendar quarter (as same shall be reflected by Employer for the calendar year on Employee's Form W-2 or Form
1099), in the following manner:

                    (1) If Employee is eligible to make a tax deductible contribution to an Individual Retirement Account ("IRA") for a calendar year as provided for in section 408 of the Internal Revenue Code of 1986, as amended (the "Code"), Employer shall, on or before April 15 of the next calendar year, pay directly to an IRA established for the benefit of Employee an amount equal to the maximum amount deductible by Employee for federal income tax purposes as a contribution to an IRA for such calendar year;

                    (2) Employer shall withhold an amount, as determined by Employer in its best judgment, which represents the appropriate amount of federal and state income taxes to be withheld on the amount of deferred compensation paid hereunder; and (3) The remaining amount of deferred compensation, after deducting the amounts described in (1) and (2) above, shall be paid within forty-five (45) days after the end of each calendar quarter, to the Trustee of the Trust established by Employee, the general terms of which are described in Article II.

               (b) Termination of Contributions. Notwithstanding that Employee may continue to be employed by Employer and any other provision of this Agreement to the contrary, payments by Employer equal to ten percent (10%) of Employee's taxable compensation, as hereinabove described in paragraph (a) of this Article I, shall cease as of the end of the calendar quarter immediately prior to the first date that benefits become distributable from the Trust.

          II. SUMMARY OF TRUST PROVISIONS.

          The Trust created by Employer shall be an irrevocable trust established by Employer solely for the benefit of Employee. All expenses of maintaining the Trust shall be borne either by the Trust or by Employer. The Trustee of the Trust shall receive from Employer the amount hereinabove provided for under Article I, and shall hold, manage, invest and administer the funds received and the income earned thereon according to the terms and conditions contained in the Trust. With respect to the management, investment and administration of the Trust, and subject to the terms and definitions therein, the Trust shall provide the following:

               (a) Trust Income. All Trust income shall be accumulated and added to principal.

               (b) Employee Treated as Owner. Employee, as beneficiary of the Trust, shall be treated as the "owner" of the Trust as that term is used in section 671 of the Code, and the Trust shall be a "grantor trust" for Federal income tax purposes with the taxable income earned by the Trust being taxed to Employee.

               (c) Irrevocable Trust. The Trust shall be irrevocable and the Trust assets, whether income or principal, shall not be subject to the claims of creditors of Employer, Employee or any beneficiary of the Trust.

               (d) Anti-alienation. No right, benefit, or payment under the Trust shall be subject to sale, anticipation, alienation or assignment by Employee or his beneficiaries.

               (e) No Continued Employment Rights. Employee shall have no right to continued employment with Employer on account of this Agreement or Employee's status as a beneficiary of the Trust.

               (f) Events of Distribution. Unless Employee elects in writing an earlier commencement date for the payment of benefits from the Trust at any time after Employee attains age 60, Employee, or his beneficiaries, shall have no right or claim to any benefits from the Trust until Employee attains age 70, becomes totally disabled or dies. Upon the happening of any such distribution event, Employee or Employee's beneficiary, as the case may be, shall be entitled to receive payments from the Trust, as described in paragraph (g) of this Article.

               (g) Payment of Benefits. Except as may be modified by the joint and survivor annuity provisions, the Trust shall provide that upon Employee's attainment of age 70, or upon his earlier death or total disability, or upon Employee's election to commence the payment of benefits after attaining age 60, payments from the Trust to Employee or his beneficiary shall be made, commencing within sixty (60) days after any such event, as follows:

                    (1) One-half (1/2) of the benefits shall be paid in the form of a life annuity with payments guaranteed for five (5) years should Employee not live to receive the annuity payments for at least five (5) years, with any unpaid guaranteed portion being paid to Employee's designated beneficiary; and

                    (2) The remaining one-half (1/2) of the benefits shall be paid either as an annuity or in a lump sum payment, as designated in writing by Employee.

          In accordance with ERISA Section 206 (a), Employee hereby elects that the payment of benefits under the Trust shall commence at such time as hereinabove provided for in this paragraph (g) and in Article V of the Trust, and not as set forth in ERISA Section 206 (a).

               (h) Designation of Method of Payment. Except as may be modified by the joint and survivor annuity provisions, Employee shall designate the method of payment of one-half (1/2) of the benefits from the Trust, as hereinabove described in paragraph (g)(2), by executing a "Designation of Method of Benefit Payment" form and delivering it to the Trustee. At any time prior to the commencement of the payment of benefits as provided for under paragraph (h), the "Designation of Method of Benefit Payment" form may be modified, altered, or revoked as to any benefits payable under paragraph (g) (2) of the Trust. If Employee fails to execute a "Designation of Method of Benefit Payment" form and deliver it to the Trustee, the Trustee shall pay over and distribute such one-half (1/2) portion of the Trust in one lump-sum to Employee or his beneficiary, as the case may be.

          The Trust shall provide that upon making any distribution to Employee, the Trustee shall withhold from such distribution the amount, if any, required to be withheld for federal, state and local taxes.

               (i) Joint and Survivor Annuity Requirements.

                    (1) Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, the benefits of Employee, if Employee is married, will be paid in the form of a qualified joint and survivor annuity, and if Employee is not married, Employee's benefits will be paid in the form of a life annuity.

                    (2) Qualified Preretirement Survivor Annuity. If Employee dies before the annuity starting date and has not selected an optional form of benefit within the election period pursuant to a qualified election, then Employee's full benefit under the Trust shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after Employee's death.

               (j) Designation of Beneficiary.

                    (1) Manner of Designation. In the event Employee dies before receipt of all of his benefits under the Trust, Employee's beneficiary shall be his spouse; provided, however, Employee may, from time to time, designate a beneficiary other than his spouse if Employee's spouse consents irrevocably, in writing, to such designation of Employee's beneficiary; acknowledges the effect of such election; and such consent and acknowledgment and the spouse's signature is witnessed by a Notary Public. Each beneficiary designation shall be on a form furnished by the Trustee and will be effective only when filed with the Trustee during Employee's lifetime. Each beneficiary designation filed by Employee with the Trustee will revoke all such designations previously filed by him and such revocation shall not require the consent of any previously designated beneficiary. Any beneficiary designation previously made by Employee shall automatically be revoked upon the marriage or remarriage of Employee. A spouse's consent shall be valid only with respect to the specified beneficiary or beneficiaries by Employee unless the spouse has consented to expressly permit designations by Employee without the spouse's further consent. The spouse's consent to any beneficiary designation made by Employee, once made, may not be revoked by the spouse. Notwithstanding the foregoing, spousal consent to Employee's beneficiary designation shall not be required if: (i) the spouse is designated as the sole primary beneficiary by Employee, or (ii) it is established to the satisfaction of the Trustee that spousal consent cannot be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as may be prescribed in Regulations issued by the Secretary of the Treasury. Any consent by a spouse or any determination that the consent is not required above shall be effective only with respect to such spouse.

                    (2) Failure to Designate Beneficiary. If Employee fails to designate a beneficiary, or if the designated beneficiary dies before Employee or before distribution of all of the benefits and there are no alternate designated beneficiaries, the Trustee shall distribute such benefits to the following persons in the following order of priority:

                         (i) The spouse of Employee, if then living, and if not,


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

                         (ii) The estate of the last to die of Employee or any
designated beneficiary of Employee.

          III. RESTRICTIONS.

          No right or benefit under this Agreement or the Trust shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit under this Agreement or the Trust shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such benefits. If Employee or a beneficiary of Employee hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit under this Agreement or the Trust then any benefits, provided for in this Agreement or the Trust, shall cease. Employer or Trustee shall, in the discretion of Employer or Trustee, as applicable, hold or apply such benefit or any part thereof on behalf of Employee or the beneficiary or beneficiaries of Employee, in such manner as Employer or Trustee may deem proper.

          IV. TERMINATION OF AGREEMENT.

          Except for the final payment by Employer for the calendar quarter immediately preceding the calendar quarter during which Employee shall terminate his employment with Employer or, if earlier, upon the first date that benefits become distributable from the Trust, Employer's obligations under this Agreement and the compensation provided for hereunder shall automatically cease upon such event. This Agreement does not create a guaranteed term of employment, and Employer may terminate Employee's employment at any time and with or without cause.

          V. MISCELLANEOUS.

                    (a) The captions or headings in this Agreement are made for convenience and general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

                    (b) Any reference hereunder to the Employer shall expressly be deemed to include the Employer's successor and assigns.

          IN WITNESS WHEREOF, Employer has caused this Agreement to be duly executed by and through its duly authorized corporate officers, with its corporate seal to be hereunto affixed, and Employee has hereunto set his hand and seal as of the day and year first above written.

                                        EMPLOYER:

                                        CARMIKE CINEMAS, INC.


                                        BY:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        ATTEST:
                                                --------------------------------
                                        Its:
                                             -----------------------------------

                                        (Corporate Seal)


                                        EMPLOYEE:


                                        ----------------------------------(L.S.)

                    DESIGNATION OF METHOD OF BENEFIT PAYMENT

          I, ____________, hereby elect on behalf of myself, and my beneficiary or beneficiaries, to receive one-half (1) of the benefits from that Trust Agreement entered into as of the ______ day of ___________, by and between Carmike Cinemas, Inc., as Grantor, and ________________, ______________________
and ________________, as Trustees, in the following form:

          (a) One (1) lump sum payment.

          (b) A life annuity described as follows:

          [Please strike one of the above two options.]

          Executed this _______________ day of ______________.


                                        ----------------------------------------

                                SPOUSE'S CONSENT

          I hereby consent to the designation made by my spouse to have all benefits under the Trust payable to ____________________________________________
________________________________________________________________________________
Beneficiary(ies) as specified on my spouse's Designation form dated _____________________________________________________. The benefits have been explained to me, and I hereby acknowledge that I understand (1) that the effect of such designation is to cause my spouse's benefits to be paid to a Beneficiary other than me; (2) that such Beneficiary Designation is not valid unless I consent to it; and (3) that my consent is irrevocable unless my spouse revokes the Beneficiary Designation.


-------------------                     ----------------------------------------
Date                                    Spouse's Signature

STATE OF GEORGIA
COUNTY OF MUSCOGEE

          BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared, _____________________________ _________________________________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and I hereby acknowledge that said person has signed said Consent as a free and voluntary act for the uses and purposes therein set forth.

          GIVEN UNDER MY HAND AND SEAL this ____________________ day of __________________________, ______.


                                        ----------------------------------------
                                                     Notary Public

                                        My Commission Expires:
                                                               -----------------


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